CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. 1350 (as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002), I, the Chief Executive Officer and Chief Financial Officer of Gaming Venture Corp., U.S.A. (the 'Company"), hereby certify, that to the best of my knowledge, the financial statements on Form 10QSB of the Company for the nine months ended September 30, 2003 and 2002 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2003

/s/Alan R. Woinski,
Chairman and Chief Executive Officer
Chief Financial Officer